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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS 3

As filed with the Securities and Exchange Commission on July 28, 2008

Registration File No. 333-
Registration File No. 811-21980

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
AMENDMENT NO. 5 ☒

ALPINE TOTAL DYNAMIC DIVIDEND FUND
(Exact Name of Registrant as Specified in Charter)

2500 Westchester Avenue, Suite 215
Purchase, New York, 10577
(Address of Principal Executive Offices—Number, Street, City, State, Zip Code)

Registrant's telephone number, including area code: (914) 251-0880

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577
(Name and Address—Number, Street, City, State, Zip Code—of Agent for Service)

Copies of information to:

Thomas R. Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5239

        Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

        It is proposed that this filing will become effective (check appropriate box):

☐
when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common shares, no par value	[ ]	$[ ]	$1,000,000	$39.30(2)

(1)
Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(c) of the Securities Act of 1933 based on the average of the high and low sales prices of the shares of beneficial interest on                , 2008 [within 5 business days of filing] as reported on the New York Stock Exchange.

(2)
Transmitted prior to filing.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS	SUBJECT TO COMPLETION, DATED JULY 28, 2008

[                        ] Shares

Alpine Total Dynamic Dividend Fund
Common Shares of Beneficial Interest

           Investment Objectives.    Alpine Total Dynamic Dividend Fund (the "Fund") is a diversified, closed-end management investment company. The Fund commenced investment operations on January 26, 2007. The Fund's primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective. The Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in the equity securities of domestic and foreign corporations that pay dividends. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code. Under normal circumstances, the Fund invests in securities of both U.S. and non-U.S. issuers.

          The Fund's common shares are listed on the New York Stock Exchange under the symbol "AOD." Shares of closed-end investment companies frequently trade at a discount from their net asset value.

Investing in our common shares involves risks. See "Risk Factors" on page 34 of this prospectus.

          Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           Portfolio Contents.    The Fund invests primarily in a managed portfolio of U.S. and non-U.S. equity securities that Alpine Woods Capital Investors, LLC (the "Adviser") believes at the time of investment are eligible to pay dividends. The equity securities in which the Fund invests primarily include common stocks, although the Fund may, from time to time, also invest in real estate investment trusts, preferred stocks, master limited partnerships, exchange-traded funds and securities convertible into or exchangeable for common stocks, such as convertible debt.

           Use of Leverage.    The Fund seeks to enhance its total returns through the use of leverage. The Fund may use leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage) through issuing preferred shares, commercial paper and other borrowings. As of June 30, 2008, the Fund had borrowings outstanding of 0% of its total assets. See "Effects of Leverage" and "Risk Factors—Leverage Risk."

           Investment Adviser.    Alpine Woods Capital Investors, LLC is the Fund's investment adviser. See "Management of the Fund—Investment Adviser." As of June 30, 2008, the Adviser, together with its affiliated entities, had approximately $9.3 billion in assets under management. The Adviser's address is 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

          This prospectus sets forth concisely the information about the Fund that you ought to know before deciding whether to invest in the common shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated [                        ], 2008 (the "Statement of Additional Information"), and other materials, containing additional information about the Fund, have been filed with the SEC. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [        ] of this prospectus, annual and semi-annual shareholder reports and other information filed with the SEC, by calling (800) 617-7616 (toll-free) or by writing to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. To obtain this information or the Fund's Statement of Additional Information electronically, please visit the Fund's web site (http://www.alpinecef.com) or call (800) 617-7616 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC's web site (http://www.sec.gov).

          The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The date of this prospectus is

          You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

 FORWARD-LOOKING STATEMENTS

          This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as "anticipates," "believes," "expects," "objectives," "goals," "future," "intends," "seeks," "will," "may," "could," "should," and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

          The Fund's actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed "Risk Factors" below and elsewhere in this prospectus. You should consider carefully the discussions of risks and uncertainties in the "Risk Factors" section and elsewhere in this prospectus and in the Statement of Additional Information. The forward-looking statements contained in this prospectus are based on information available to the Fund on the date of this prospectus, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

i

SUMMARY

          This summary does not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading "Risk Factors."

The Fund	Alpine Total Dynamic Dividend Fund (the "Fund") is a diversified, closed-end management investment company. See "The Fund." The Fund's common shares of beneficial interest, no par value per share, are traded on the New York Stock Exchange (the "NYSE") under the ticker symbol "AOD." See "Description of Capital Structure." As of June 30, 2008, the Fund had 209,053,253.602 common shares outstanding and net assets of $2,977,255,899.
The Offering

The Fund is offering [ ] common shares of beneficial interest, no par value per share, through (the "Distribution Agent"). You must purchase at least 100 common shares if you wish to participate in this offering.
Investment Objectives and Policies
The Fund's primary investment objective is high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective. The Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in the equity securities of domestic and foreign corporations that pay dividends. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the "Code").

There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading "Additional Investment Information and Restrictions."
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents.
Investment Strategies
The Fund combines four research-driven investment strategies—growth, value, special dividends and dividend capture rotation—to maximize the amount of distributed dividend income and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry.

The Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends.

Although it is not the Fund's current intent, the Fund may invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund's total assets at any one time. Under normal circumstances, however, the Fund invests 50-80% of its total assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries. Allocation of the Fund's assets to issuers outside of the U.S. and among countries outside of the U.S. is dependent on the economic outlook of those countries and the dividend yields available in their markets. Markets which the Adviser considers to currently provide attractive dividend yields include, but are not limited to, Australia, Canada, Finland, France, Germany, Hong Kong, Italy, Netherlands, Singapore, Sweden, Taiwan and United Kingdom. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued.

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns.

The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.

The requirements of the Investment Company Act 1940, as amended (the "1940 Act") and the Code provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets; however, the Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets. See "Investment Objectives and Policies—Investment Techniques—Short Sales" and "Risk Factors—Short Sale Risk."

Certain of the Fund's investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "Federal Income Tax Matters."
Leverage
The Fund seeks to enhance its total returns through the use of leverage, which may include the issuance of preferred shares or commercial paper and other borrowings. There is no assurance that the use of leverage will be successful in enhancing the level of the Fund's total return. The net asset value of the Fund's common shares may be reduced by the issuance costs of any leverage. The Fund may use leverage in an aggregate amount up to 33 1/3% of its total assets, which includes assets obtained through such leverage. As of June 30, 2008, the Fund had borrowings outstanding of 0% of its total assets. Through leveraging, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Effects of Leverage" and "Risk Factors—Leverage Risk." Certain of the Fund's investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "Federal Income Tax Matters."
Investment Adviser and Fee
Alpine Woods Capital Investors, LLC (the "Adviser"), the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). As of June 30, 2008, the Adviser, together with its affiliated entities, had approximately $9.3 billion in assets under management.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average daily total assets. See "Management of the Fund—Investment Adviser." When the Fund is utilizing leverage, the fee paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund's total assets, which include the principal amount of outstanding borrowings used for leverage.
Administrator

ALPS Fund Services, Inc. ("ALPS"), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.13% of the Fund's average daily total assets subject to a minimum annual fee of $300,000, plus out of pocket expenses. See "Management of the Fund—Administrator." When the Fund is utilizing leverage, the fee paid to ALPS will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund's total assets, which include the principal amount of outstanding borrowings used for leverage.
Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to mutual funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Fund's shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board of Trustees might consider open market repurchases or tender offers for Fund shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund's shares trading at a price equal to or close to net asset value per share. The Board of Trustees might also consider the conversion of the Fund to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Description of Capital Structure."
Offering Methods

The Fund may offer its common shares using one or more of the following methods: (i) at-the-market offerings; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See "Plan of Distribution."

Distribution Through At-the-Market Offerings. An at-the-market offering is an offering of common shares at other than a fixed price to or through a market maker. The Fund, from time to time, may offer its common shares through (the "Distribution Agent"), pursuant to, and subject to the terms of, an Equity Distribution Agreement by and between the Fund and the Distribution Agent. The Fund's common shares will only be sold on such days as shall be agreed to by the Fund and the Distribution Agent. Common shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Distribution Agent. The Fund and the Distribution Agent will suspend the sale of common shares if the per share price of the shares is less than the minimum price. The Fund will compensate the Distribution Agent with respect to sales of the common shares at a commission rate of up to [ ]% of the gross sales price per share of common shares sold. Settlements of common share sales will occur on the third business day following the date of sale. In connection with the sale of the common shares on behalf of the Fund, the Distribution Agent may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended and the compensation of the Distribution Agent may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, the Distribution Agent will act as underwriter on a reasonable efforts basis. The offering of common shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all common shares subject thereto or (ii) termination of the Equity Distribution Agreement. The Fund and the Distribution Agent each have the right to terminate the Equity Distribution Agreement in its discretion at any time, upon ten days written notice. See "Plan of Distribution—Distribution Through At-the-Market Transactions."

The Fund currently intends to distribute the shares offered pursuant to this prospectus primarily through at-the-market offerings, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market offerings, the Fund will file a supplement to this prospectus describing such transactions.

Distribution Through Underwriting Syndicates.    The Fund from time to time may issue additional common shares through a syndicated secondary offering. To limit the impact on the market price of the Fund's common shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, the Distribution Agent and the underwriting syndicate. The Fund will offer its shares at a price equal to a specified discount of up to [            ]% from the closing market price of the Fund's common shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and the Distribution Agent in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to [            %] of the gross per share offering price. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund's latest net asset value per common share or (ii)  [            %] of the closing market price of the Fund's common shares on the day prior to the offering date. See "Plan of Distribution—Distribution Through Underwriter Underwriting Syndicates."

Distribution Through Privately Negotiated Transactions. The Fund, through the Distribution Agent, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of common shares. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell common shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of common shares. The purchase price to apply to any such sale of common shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per common shares of the Fund's common shares or (ii) at a discount ranging from [0% to 5%] of the average daily closing market price of the Fund's common shares at the close of business on the two business days preceding the date upon which common shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See "Plan of Distribution—Distribution Through Privately Negotiated Transactions."
Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's common shares.

Market Price of Shares and Expected Reductions in Net Asset Value. Shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value, which creates a risk of loss for investors when they sell shares purchased in the offering.

Proceeds from the sale of common shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the common shares at the time of any offering of common shares hereunder, the Fund's net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional [ ]% of the offering price assuming a common share offering price of $[ ] (the Fund's closing price on the NYSE on [ ], 2008)). The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Impact of Offering Methods Risk. The issuance of common shares through the various methods described in the prospectus may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available for sale. In addition, the common shares may be issued at a discount to the market price for such common shares, which may put downward pressure on the market price for common shares of the Fund.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Dividend Strategy Risks. The Fund's Adviser may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

Qualified Dividend Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund's shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning on or before December 31, 2010, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the holders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Common Stock Risk. The Fund invests primarily in common stocks. Common stocks represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.

Foreign Securities Risk. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. Foreign issuers are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of change in foreign currency exchange rates. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Federal Income Tax Matters."

Emerging Market Securities Risk. The Fund may invest up to 25% of its total assets in securities of issuers located in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

Management Risk. The Adviser's securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.
Leverage Risk. Leverage creates three major types of risks for shareholders:

• the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;

• the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

• if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

Distribution Policy	The Fund intends to make a level dividend distribution each month to its shareholders after payment of Fund operating expenses including, interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. If, for all monthly distributions, investment company taxable income, if any (which term includes net short-term capital gain), and net tax-exempt income, if any, as determined as of the close of the Fund's taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain, if any, realized during the year. In general, the total distributions made in any taxable year (other than distributions of net capital gain) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders.

The level dividend distribution described above results in the payment of approximately the same amount or percentage to the Fund's shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any payment that adequately discloses its source or sources if not solely from investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income. See "Distribution Policy."

Dividend Reinvestment Plan	Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional common shares under the Fund's dividend reinvestment plan. Shareholders who elect not to participate in the Fund's dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee). Dividends may be reinvested in additional shares at either a premium or discount to net asset value in certain circumstances. See "Dividend Reinvestment Plan."
Stock Purchases and Tenders

The Board of Trustees currently contemplates that the Fund, at least once each year, may consider repurchasing the Fund's common shares in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Trustees will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.
Custodian and Transfer Agent	The Bank of New York serves as the Fund's custodian and transfer agent. See "Management of the Fund—Custodian and Transfer Agent."

SUMMARY OF FUND EXPENSES

          The following table shows Fund expenses attributable to common shares.

Shareholder Transaction Expenses (as a percentage of offering price)
At-the-Market Offering Fees(1)	[	]%
Dividend Reinvestment Plan Fees	None	(2)
Offering Expenses Borne by the Fund(3)	[	]%
Annual Expenses (as a percentage of net assets attributable to common shares)(4)
Investment Advisory Fees	1.50	%(5)
Administration Fees	0.20	%(6)
Interest Payments on Borrowed Funds	[	]%(7)
Other Expenses(8)	[	]%
Total Annual Expenses	[	]%

(1)
The Fund currently intends to distribute the shares offered pursuant to this prospectus primarily through at-the-market offerings. To the extent shares are distributed through an underwriting syndicate or a privately negotiated transaction, the Fund will file a supplement to this prospectus.

(2)
There will be no brokerage charges with respect to common shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan administrator to sell your common shares held in a dividend reinvestment account.

(3)
Assuming a common share offering price of $[            ] (the Fund's closing price on the NYSE on [                                    ], 2008).

(4)
Stated as percentages of net assets attributable to common shares at the end of the six month period ended April 30, 2008.

(5)
The Investment Advisory Agreement between the Fund and the Adviser obligates the Fund to pay the Adviser an annual investment advisory fee equal to 1.00% of the average daily total assets of the Fund. Total assets include assets purchased with borrowed amounts, commonly referred to as leverage. For purposes of this table, we have assumed that the Fund has utilized leverage in an aggregate amount of 33 1/3% of its total assets. Footnote 7 below sets forth the Fund's expenses, as a percentage of net assets attributable to common shares, as reported in its semi-annual report dated April 30, 2008, at which time the Fund had borrowings outstanding of 5.06% of its total assets.

(6)
The Administration Agreement between the Fund and ALPS obligates the Fund to pay ALPS an administration fee of 0.13% of the Fund's average daily total assets for providing administration, bookkeeping and pricing services to the Fund. Total assets include the principal amount of outstanding borrowings used for leverage. For purposes of this table, we have assumed that the Fund has utilized leverage in an aggregate amount of 33 1/3% of its total assets. Footnote 7 below sets forth the Fund's expenses, as a percentage of net assets attributable to common shares, as reported in its semi-annual report dated April 30, 2008, at which time the Fund had borrowings outstanding of 5.06% of its total assets.

(7)
Assumes the Fund (i) utilizes leverage through borrowings in an aggregate amount equal to 33 1/3% of the Fund's total assets and (ii) the annual interest rate on the amount borrowed is [            ]. However, the table below sets forth the Fund's expenses, as a percentage of net assets at April 30,

  2008 attributable to common shares, at which time the Fund had borrowings outstanding of 5.06% of its total assets.

Annual Expenses (as a percentage of net assets attributable to common shares)
Investment Advisory Fees	1.00%
Administration Fees	0.13%
Interest Payments on Borrowed Funds	[	]%
Other Expenses	[	]%
Total Annual Expenses	[	]%
(8)
"Other Expenses," totaling            % of the Fund's net assets, include costs associated with the Fund's short sales on equity securities (0.00% of the Fund's net assets as of April 30, 2008) (see "Investment Objectives and Policies—Investment Techniques—Short Sales"). When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Thus, the estimate for dividend expenses paid is also based on the dividend yields of stocks that would be sold short as part of anticipated trading practices (which may involve avoiding dividend expenses with respect to certain short sale transactions by closing out the position prior to the underlying issuer's ex-dividend date). The Fund's future dividend expenses paid on securities sold short may be significantly higher or lower than current expenses due to, among other factors, the extent of the Fund's short positions (which may range from 0% to 20% of total assets), the dividends paid with respect to the securities the Fund sells short, and the timing of the Fund's short sale transactions, each of which is expected to vary over time and from time to time.

          The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly.

Example

          The following example illustrates the hypothetical expenses (including the applicable transaction fees, if any, and estimated offering expenses of this offering of $[            ]) that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of [            ]% of net assets attributable to common shares (which assumes the Fund's use of leverage through borrowings in an aggregate amount equal to 33 1/3% of the Fund's total assets) and (ii) a 5% annual return on net assets:

Example (At-the-Market Offering)

          The following example assumes a transaction fee of [                        ]%, as a percentage of the offering price.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on net assets	$	[ ]	$	[ ]	$	[ ]	$	[ ]

These examples should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown. The examples assumes that the estimated "Other Expenses" set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return will vary and may be greater or less than the hypothetical 5% annual return on net assets.

FINANCIAL HIGHLIGHTS

          The information contained in the table below shows the operating performance of the Fund from its commencement of investment operations on January 26, 2007 until April 30, 2008.

	For the Six Months Ended April 30, 2008 (Unaudited)		Period from January 26, 2007 to October 31, 2007 (Audited)
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value per share, beginning of period	$20.23		$19.10
Income/(loss) from investment operations:
Net investment income	1.61		2.14
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	(4.66)		0.46
Total from investment operations	(3.05)		2.60
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income	(1.62)		(1.44)
Total distributions	(1.62)		(1.44)
CAPITAL SHARE TRANSACTIONS
Common share offering costs charged to paid-in-capital	—		(0.03)
Total capital share transactions	—		(0.03)
Net asset value per share, end of period	$15.56		$20.23
Per share market value, end of period	$16.90		$19.90
Total return based on:
Net Asset Value	(15.20	)%*	14.09	%*
Market Value	(6.37	)%*	7.01	%*
RATIOS/SUPPLEMENTAL DATA
Net Assets attributable to common shares, the end of period (000)	$3,245,876		$4,149,029
Ratio of net expenses to average net assets	1.38	%**	1.25	%**
Ratio of net investment income to average net assets	19.49	%**	14.63	%**
Portfolio turnover rate	188	%***	148	%***

*
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value, for the period from January 26, 2007 to October 31, 2007 only, reflects a sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

**
Annualized.

***
Not Annualized.

TRADING AND NET ASSET VALUE INFORMATION

          The following table shows for the periods indicated: (i) the high and low sales prices for the common shares as reported on the NYSE, (ii) the net asset value represented by each of the high and low closing prices as reported on the NYSE and (iii) the discount or premium to net asset value (expressed as a percentage) represented by the closing prices.

	Price		Net Asset Value		Premium/Discount to Net Asset Value
Calendar Quarter Ended	High	Low	High	Low	High	Low
March 31, 2007	$20.90	$20.00	$19.63	$18.30	$2.18	$0.93
June 30, 2007	$21.85	$20.11	$20.59	$19.38	$1.67	$0.29
September 30, 2007	$21.44	$17.82	$20.34	$17.18	$1.47	-$0.04
December 31, 2007	$20.19	$16.65	$20.27	$17.77	$0.23	-$1.30
March 31, 2008	$17.83	$15.55	$17.86	$14.65	$1.80	-$0.88
June 30, 2008	$17.55	$14.62	$16.26	$14.24	$1.66	$0.34

THE FUND

          The Fund is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006. On January 30, 2007, the Fund issued 176,000,000 common shares of beneficial interest, no par value per share, pursuant to the Fund's initial public offering. On February 9, 2007 and March 14, 2007, the Fund issued an additional 16,000,000 and 9,795,300 common shares, respectively, in connection with partial exercises by the underwriters of their over-allotment option. The Fund has also issued 7,252,718 common shares in connection with the Fund's Dividend Reinvestment Plan. The Fund's common shares are listed on the Exchange under the symbol "AOD." The Fund's principal office is located at 2500 Westchester Avenue, Suite 215, Purchase, NY, 10577, and its telephone number is (800) 617-7616 (toll-free).

          The following provides information about the Fund's outstanding shares as of June 30, 2008:

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Common	Unlimited	0	209,053,253.602

USE OF PROCEEDS

          The Fund will invest 100% of the net proceeds of an offering in accordance with the Fund's investment objectives and policies as stated below. Pending investment of the net proceeds in accordance with the Fund's investment objectives and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of an offering in accordance with its investment objectives and policies, the Fund's net asset value would earn interest income at a modest rate.

INVESTMENT OBJECTIVES AND POLICIES

          The Fund's primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Investment Strategies

          The Fund combines four research-driven investment strategies—growth, value, special dividends and dividend capture rotation—to maximize the amount of distributed dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

          The Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. Although it is not the Fund's current intent, the Fund may invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund's total assets at any one time. Under normal circumstances, however, the Fund invests 50-80% of its total assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries. Allocation of the Fund's assets to issuers outside of the U.S. and among countries outside of the U.S. is dependent on the economic outlook of those countries and the dividend yields available in their markets. Markets which the Adviser considers to currently provide attractive dividend yields include, but are not limited to, Australia, Canada, Finland, France, Germany, Hong Kong, Italy, Netherlands, Singapore, Sweden, Taiwan and United Kingdom. The Adviser believes that this flexibility will allow it to continuously pursue high current dividend income in countries where the Adviser perceives the best opportunities to exist.

          The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. According to Standard & Poor's Index Services, for the period from January 1972 to October 2006, an investment in dividend paying constituents of the S&P 500 Index would have appreciated more than the same amount invested in non-dividend paying constituents of the S&P 500 Index. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States.

          The Fund invests in equity securities issued by U.S. issuers, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. The equity securities in which the Fund invests primarily includes common stocks. The Fund may, from time to time, also invest a portion of its assets in preferred stocks, REITs (real estate investment trusts), master limited partnerships, exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt.

          The Fund may use leverage through issuing preferred shares, commercial paper or other borrowings. The Fund may use leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), the maximum permitted by the 1940 Act. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. As of June 30, 2008, the Fund had borrowings outstanding of 0% of its total assets. See "Effects of Leverage."

          The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements,

Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.

          Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

          The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, including the Alpine Municipal Money Market Fund, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.

          Certain of the Fund's investment strategies may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "Federal Income Tax Matters."

Growth Strategy

          The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.

Value Strategy

          In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities' historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover or where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

Special Dividend Strategy

          The Fund's special dividend strategy seeks to maximize the level of dividend income that the Fund receives by identifying special dividend situations. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments (e.g. due to a restructuring or recent strong operating performance). Other special dividends may arise in a variety of situations.

Dividend Capture Rotation Strategy

          The Fund's dividend capture rotation strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

          The Fund's dividend capture trading strategy may limit the Fund's ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "Federal Income Tax Matters."

Portfolio Investments

Common Stocks

          The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks

          Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

          Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

          Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

          Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend- paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Foreign Securities

          Although it is not required to, under normal circumstances the Fund invests 50-80% of its total assets in securities of issuers located in foreign countries. The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.

          The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

          Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

          The Fund may purchase American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

          Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Federal Income Tax Matters."

Emerging Market Securities

          The Fund may invest up to 25% of its assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

          In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

          Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

Real Estate Investment Trusts

          The Fund may invest in real estate investment trusts ("REITs"). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

          Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

Master Limited Partnerships

          A master limited partnership ("MLP") is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

          MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to common unitholders.

          MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

          MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company under the Code. See "Federal Income Tax Matters."

Exchange Traded Funds

          The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Convertible Securities

          The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

          The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Corporate Bonds, Government Debt Securities and Other Debt Securities

          The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

          The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

          The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by the Adviser. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Illiquid Securities

          Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Rule 144A Securities

          The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.

Warrants

          The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

          Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.

Other Investments

          The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.

Investment Techniques

          The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Leverage

          The Fund may use leverage through issuing preferred shares, commercial paper or other borrowings. The Fund may use leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), the maximum permitted by the 1940 Act. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. As of June 30, 2008, the Fund had borrowings outstanding of 0% of its total assets. See "Effects of Leverage."

Short Sales

          The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns.

          The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.

          The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

          If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

          The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

          Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short- selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. The Fund currently intends to close out each short position prior to the underlying issuer's ex-dividend date, if any, to avoid the Fund incurring any dividend expense in connection with such short position.

          The requirements of the 1940 Act and the Code provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets; however, the Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets.

Options on Securities

          In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own

(1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

          Similarly, the SEC currently requires that, to "cover" or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

          The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

          The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

          As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

          In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

          The Fund may utilize up to 10% of its total assets (in addition to the 5% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

          When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Portfolio Turnover

          The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. As of April 30, 2008, the six month portfolio turnover rate was 188%. See "Federal Income Tax Matters" and "Taxes" in the Fund's Statement of Additional Information.

Foreign Currency Transactions

          The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Forward Foreign Currency Exchange Contracts

          The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

          Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

          It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

          The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 5% of the Fund's net assets.

          A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

          A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions

          By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

          A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is affected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is affected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Defensive Positions

          During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

EFFECTS OF LEVERAGE

          The Fund may use leverage through issuing preferred shares, commercial paper or other borrowings. The Fund may use leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), the maximum permitted by the 1940 Act. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. As of June 30, 2008, the Fund had borrowings outstanding of 0% of its total assets. The Fund also may incur leverage through the use of investment management techniques (e.g., selling short, "uncovered" sales of put and call options, futures contracts and options on futures contracts).

          Changes in the value of the Fund's portfolio (including investments bought with amounts borrowed) will be borne entirely by the shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to the Adviser for investment advisory services and to ALPS for administrative services (which are effectively borne by the common shareholders and not holders of the Fund's leverage) will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including the amount obtained from leverage, which may create an incentive to leverage the Fund. The Adviser intends to leverage the Fund only when it believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings. The Fund will pay, and common shareholders will effectively bear, any costs and expenses related to any borrowings and to the issuance and ongoing maintenance of preferred shares or commercial paper. Such costs and expenses include the higher investment advisory fee and administration fee resulting from the use of such leverage. See "Risk Factors—Leverage." The terms of any preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. See "Description of Capital Structure—Preferred Shares."

          Capital raised through leverage is subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The issuance of a class of preferred shares or the incurrence of other borrowings creates an opportunity for greater return per common share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund's common shares compared with what it would have been without leverage. See "Risk Factors—Leverage Risk."

          Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the value of the Fund's assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund's assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If Fund preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund preferred shares from time to time to the extent necessary in order to maintain coverage of any Fund preferred shares of at least 200%. If the Fund has Fund preferred shares outstanding, two of the Fund's trustees will be elected by the holders of Fund preferred shares, voting separately as a class. The remaining members of the Board of Trustees will be elected by holders of shares and Fund preferred shares voting together as a single class. In the event the Fund failed to pay dividends on Fund preferred shares for two years, Fund's holders of preferred shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the shares. See "Description of Capital Structure—Preferred Shares."

          Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's assets less liabilities other than the borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees. The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for borrowings or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the expected rating on the borrowings, the Fund will not use borrowings.

          The following table is designed to illustrate the effect on the return to a holder of the Fund's common shares of leverage in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10% and an interest rate of [    ]%. As the table shows, leverage generally increases the return to shareholders when the portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10.00)%		(5.00)%		0%		5.00%		10.00%
Corresponding common share return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

          Successful use of a leveraging strategy may depend on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

          In addition to borrowing, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio, subject to rating agency limitations. These include the sale of credit default swap contracts and the use of other derivative instruments and reverse repurchase agreements. By adding additional leverage, these strategies have the potential to increase returns to shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

          During the time in which the Fund is utilizing leverage, the fees paid to the Adviser and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total assets.

RISK FACTORS

          An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

           Market Price of Shares and Expected Reductions in Net Asset Value.    Shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value, which creates a risk of loss for investors when they sell shares purchased in the offering.

          Proceeds from the sale of common shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the common shares at the time of any offering of common shares hereunder, the Fund's net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional [            ]% of the offering price assuming a common share offering price of $ [                        ] (the Fund's closing price on the NYSE on [                        ], 2008)). The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

           Impact of Offering Methods Risk.    The issuance of common shares through the various methods described in the prospectus may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available for sale. In addition, the common shares may be issued at a discount to the market price for such common shares, which may put downward pressure on the market price for common shares of the Fund.

           Investment and Market Risk.    An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

           Issuer Risk.    The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

           Dividend Strategy Risks.    The Fund's pursuit of its investment objectives depends upon the Adviser's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

           Qualified Dividend Tax Risk.    There can be no assurance as to what portion of the distributions paid to the Fund's shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning on or before December 31, 2010, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the holders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund.

           Common Stock Risk.    The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

           Foreign Securities Risk.    The Fund has substantial exposure to foreign securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Federal Income Tax Matters."

           Emerging Market Securities Risk.    The Fund may invest up to 25% of its total assets in securities of issuers located in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

           Small and Medium Cap Company Risk.    Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

           Portfolio Turnover Risk.    The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

           Defensive Positions.    During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

           Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

           Leverage Risk.    Leverage creates three major types of risks for shareholders:

  •
  the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;

  •
  the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

  •
  if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

          The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.

           Short Sale Risk.    When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

          A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security sold short.

          The Fund also incurs increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall assets available for trading purposes.

           REIT Risk.    If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

          Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

          Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

          The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.

           MLP Risk.    An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

           MLP Tax Risk.    Certain diversification requirements imposed by the Code limits the Fund's ability to invest in MLP securities. In addition, the Fund's ability to meet its investment objectives may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income.

           Deferred Tax Risks of MLPs.    As a limited partner in the MLPs in which the Fund invests, the Fund receives a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund's common shareholders will incur a current tax liability on the portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

           Investments in Undervalued Securities.    The Fund's investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

           Special Risks Associated with Foreign Currency Options.    Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

          The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

           Risk Characteristics of Options and Futures.    Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

           Special Risks Associated with Foreign Currency Futures Contracts and Related Options.    Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

          Options on foreign currency futures contracts may involve certain additional risks. The market for options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

           Preferred Securities Risk.    In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

           Interest Rate Risk.    Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. There can be no assurance that rates will remain at these levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

           Convertible Securities Risk.    The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

           Illiquid Securities Risk.    Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

           Inflation Risk.    Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.

           Anti-Takeover Provisions.    The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Anti-Takeover Provisions in the Declaration of Trust."

LISTING OF SHARES

          The common shares are listed on the NYSE under the ticker symbol "AOD," and the Fund is therefore required to meet the NYSE's listing requirements.

MANAGEMENT OF THE FUND

Trustees and Officers

          The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the investment adviser. There are four trustees of the Fund. One of the trustees is an "interested person" (as defined in the 1940 Act) of the Fund. The Board of Trustees is responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's Adviser. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under "Management" in the Statement of Additional Information.

Investment Adviser

          Alpine Woods Capital Investors, LLC (the "Adviser"), located at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, serves as the Fund's investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a privately owned investment management firm that manages a family of open-end mutual funds, two other closed-end funds and also provides institutional investment management. The Adviser began conducting business in March 1998 and, together with its affiliated entities, had approximately $9.3 billion in assets under management as of June 30, 2008. The Adviser is a Delaware limited liability company organized on December 3, 1997. All membership interests in the Adviser are owned by Alpine Woods, L.P. Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner. He co-founded the Adviser with his father, Stephen A. Lieber.

          Under the general supervision of the Fund's Board of Trustees, the Adviser carries out the investment and reinvestment of the assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser is obligated to pay expenses associated with providing the services contemplated by the agreements to which it is a party, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and also compensates all other Adviser personnel who provide research and investment services to the Fund. The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. In return for these services, facilities and payments, the Fund pays the Adviser, as compensation under the Investment Advisory Agreement, a monthly fee computed at the annual rate of 1.00% of the average daily total assets of the Fund. For the period January 26, 2007 (inception of the fund) to October 31, 2007, the Fund paid investment advisory fees totaling $31,299,495. A summary of Fund expenses as a percentage of average net assets attributable to common shares is set forth in the section titled "Summary of Fund Expenses."

          Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (n/k/a Financial Industry Regulatory Authority), and subject to seeking best price and execution, the Adviser may consider sales of shares of other funds for which its serves as investment adviser as a factor in the selection of dealers to effect portfolio transactions for the Fund.

          Under its arrangements with privately placed funds that it manages, the Adviser receives a portion of the appreciation of such funds' portfolios. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. However, the Adviser has procedures designed to allocate investment opportunities in a fair and equitable manner.

          A discussion regarding the basis for the Board of Trustees approval of the Fund's Investment Advisory Agreement is available in the Fund's Statement of Additional Information and is also available in the Fund's reports.

Portfolio Managers

          Ms. Jill K. Evans and Mr. Kevin Shacknofsky are the Fund's portfolio managers (collectively, the "Portfolio Managers"). In addition, Messrs. Stephen A. Lieber and Samuel A. Lieber, respectively the Chief Investment Officer and the Chief Executive Officer of the Adviser, generally consult with each Portfolio Manager regarding investment decisions. Mr. Andrew Kohl is the Fund's quantitative dividend analyst. In carrying out their responsibilities for the management of the Fund's portfolio of securities, each Portfolio Manager has primary responsibility for particular geographic areas, but the Portfolio Managers generally consult each other with respect to significant investment decisions. Ms. Evans is primarily responsible for U.S. investments, and Mr. Shacknofsky is primarily responsible for non-U.S. investments. In cases where the Portfolio Managers are not in agreement with regard to an investment decision, Mr. Samuel Lieber has ultimate authority to decide the matter.

          The Statement of Additional Information contains additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Fund.

Jill Kaufman Evans

          Jill Evans joined the Adviser in May 2003 and has served as Portfolio Manager of the Alpine Dynamic Dividend Fund since its inception in September 2003 and the Alpine Global Dynamic Dividend Fund, which trades on the NYSE under the symbol "AGD," since its inception in July 2006. She was instrumental in designing the strategies and investment processes implemented by these funds to take advantage of the reduced dividend tax rates resulting from the Jobs and Growth Tax Relief Reconciliation Act of 2003. Her work on the Alpine Dynamic Dividend Fund has attracted interest from numerous financial publications, including quotes and features in Barron's, Kiplinger's, Financial Advisor Magazine, The New York Times, Investor's Business Daily and The Wall Street Journal. She has also appeared on the financial TV networks CNBC and CNNfn and was a keynote speaker at the 13th Annual Louis Rukeyser Investment Conference on the topic of dividend investing. The Alpine Dynamic Dividend Fund was also highlighted as an attractive dividend investment in Ben Stein and Phil Demuth's book, "Yes, You Can Be a Successful Income Investor!"

          Prior to joining the Adviser, Ms. Evans spent 15 years at J.P. Morgan in New York as an equity research analyst and internal consultant. She was the Vice President and Senior Equity Research Analyst covering small and mid-cap basic industries and was the global coordinator of the passenger and freight transportation sectors. As an analyst, she had been recognized in several national investor surveys and financial periodicals, including Institutional Investor Magazine, The Wall Street Journal, The Wall Street Transcript, Thomson Financial and Greenwich Associates.

          Ms. Evans joined J.P. Morgan in 1988 as an analyst and then project manager in the internal consulting group, Management Services. She spent her last year in Management Services working with McKinsey & Co., consulting on several firm-wide cost reduction projects. Ms. Evans received a Bachelor of Arts degree in Economics from the University of Pennsylvania.

Kevin Shacknofsky

          Kevin Shacknofsky joined the Adviser in October 2003 as an analyst dedicated to the Alpine Dynamic Dividend Fund and was promoted to associate Portfolio Manager in June 2004 and to Portfolio Manager for the Alpine Dynamic Dividend Fund in June 2006. Mr. Shacknofsky has also served as Portfolio Manager of the Alpine Global Dynamic Dividend Fund, which trades on the NYSE under the symbol "AGD," since its inception in July 2006. Mr. Shacknofsky has lived on three different continents and has primary responsibility managing the international portfolio and dividend capture rotation and special dividend strategies of the Alpine Dynamic Dividend Fund and of the Alpine Global Dynamic Dividend Fund, which currently invest one third and 50-80%, respectively, of their assets in international securities.

          Previously, Mr. Shacknofsky was a Vice President in the venture capital firm Rein Capital in New Jersey for two years, investing in early stage Media & Telecom companies and assisting portfolio companies with hiring their management teams, developing their business plans and building strategic partnerships. His experience also includes positions as an Investment Banking Associate at Lehman Brothers in New York, focusing on Media & Telecom, and as a Private Equity Analyst for Hambros Grantham, the Private Equity division of Hambros PLC, of Sydney, Australia, where he worked on new investments including management buyouts and helped monitor the existing portfolio by serving on the board of directors of a number of portfolio companies. Mr. Shacknofsky was also a Client Manager for Deloitte Touche Tohmatsu in Sydney Australia, where he worked for seven years initially as an auditor primarily on multinational corporations and subsequently in their Corporate Finance Practice.

          Mr. Shacknofsky is a qualified Chartered Accountant and holds an MBA degree from Columbia Business School where he graduated with honors Beta Gamma Sigma in 2001. He received his Bachelors of Business degree with a Major in Accounting and Finance from the University of Technology Sydney.

Key Executive Officers

Stephen A. Lieber

          Stephen Lieber is the Executive Vice President of the Fund. He brings more than a half of a century of successful investment management experience to the Adviser, of which he is Chief Investment Officer. Mr. Lieber started working in the investment management field in 1950, and became a partner of Oppenheimer, Vanden Broeck & Co., member of the NYSE, in 1953. Mr. Lieber was also a co-founder of Vanden Broeck Lieber & Co. in 1956.

          Mr. Lieber started his own investment firm, Lieber & Co., in 1969 and formed the Evergreen Fund, a mutual fund, in 1971. The Evergreen Fund, which predominantly invested in smaller entrepreneurial companies, was followed by a series of additional mutual funds managed by Lieber & Co., or its affiliates, including: the Evergreen Total Return Fund in 1978, the Evergreen Limited Market Fund in 1983, the Evergreen Growth and Income Fund in 1986, the Evergreen Foundation Fund in 1990 and the Evergreen Tax Strategic Foundation Fund in 1993 (collectively, the "Evergreen Funds").

          First Union Corp. purchased Lieber & Co. (which was the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds) in 1994. For the following five years, Mr. Lieber continued as chairman, co-chief executive officer, and also as portfolio manager of the Evergreen Fund, the Evergreen Foundation Fund, the Evergreen Tax Strategic Foundation Fund, the Evergreen Tax Strategic Equity Fund and several annuity funds and separate accounts. The effectiveness of these funds' strategies was highlighted in a New York Times article from October 10, 1999 that cited a study evaluating the performance of investment managers over a substantial period of time. According to the article, since 1971, management of the Evergreen Fund was ranked as one of three out of 1,437 investment managers that exceeded appropriate benchmark performance through the investment cycles between 1971 and 1996. When Mr. Lieber retired in 1999 as chairman and co-chief executive officer of Evergreen Asset Management Corp., the total of mutual fund assets under management was $21 billion.

          Upon leaving Evergreen Asset Management Corp., Mr. Lieber formed Saxon Woods Advisors, LLC, an investment advisory firm registered under the Advisers Act to permit Mr. Lieber to continue management of accounts for individual clients and others. As of June 30, 2008, Saxon Woods Advisors, LLC, an affiliate of the Adviser, had approximately $283 million of assets under management. Mr. Lieber received a Bachelor's degree in English (with honors) from Williams College, and attended the Harvard University Graduate School of Arts & Sciences.

Samuel A. Lieber

          Samuel Lieber is the Chairman of the Board of Trustees and President of the Fund. He founded the Adviser (formerly Alpine Management & Research, LLC) with his father Stephen A. Lieber and is its Chief Executive Officer . From 1985 to 1998, Mr. Lieber was the real estate securities portfolio manager and the senior real estate securities analyst for the Evergreen Funds. In 1989, Mr. Lieber became the portfolio manager of the first public mutual fund that focused primarily on investing internationally in real estate-related securities. Prior to 1985, Mr. Lieber was associated with Whitbread-Nolan, Inc. in the investment property brokerage division. Previous to this, Mr. Lieber worked for the urban design firm, Project for Public Spaces, as a Noyes Fellow.

          Mr. Lieber has been widely quoted in the financial media, and has appeared on CNBC and radio, and been featured in Forbes, Individual Investor, Smart Money, Kiplinger's and Barron's as well as the Nightly Business Report. Mr. Lieber has also been interviewed by The Wall Street Journal, The New York Times, Fortune, Barron's and The Wall Street Transcript, among other periodicals. He currently serves as portfolio manager of both Alpine International Real Estate Equity Fund and Alpine U.S. Real Estate Equity Fund.

          Mr. Lieber received his Bachelor's degree (with high honors) from Wesleyan University and attended the New York University Graduate School of Business and New York University's Real Estate Institute.

Quantitative Dividend Analyst

Andrew Kohl, CFA

          Andrew Kohl is the Fund's quantitative dividend analyst and provides research and support to the Portfolio Managers. Mr. Kohl joined the Adviser in September, 2005 as an analyst, after working for two years at Wachovia Securities as an Equity Research Associate Analyst covering infrastructure software and data storage companies. Prior to that position, he spent three years at Putnam Investments as a Senior Investment Associate on the Global Asset Allocation team. Mr. Kohl earned a bachelor's degree at Williams College, an M.B.A. from the MIT Sloan School of Management, and is a Chartered Financial Analyst.

Administrator

          ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS maintains the Fund's general ledger and is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of .13% of the Fund's average daily total assets subject to a minimum annual fee of $300,000, plus out of pocket expenses.

Custodian and Transfer Agent

          The Bank of New York Mellon, with an address at One Wall Street, New York, New York 10286, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund.

          The Bank of New York Mellon, with an address at 101 Barclay Street, New York, New York 10286, also serves as the transfer agent and dividend paying agent of the Fund.

DETERMINATION OF NET ASSET VALUE

          The net asset value of shares of the Fund is calculated by dividing the value of the Fund's net assets by the number of outstanding shares. Net asset value is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Adviser and the Board of Trustees in accordance with valuation procedures that have been adopted by the Board of Trustees on behalf of the Fund. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

          Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund uses a third-party pricing service to assist it in determining the market value of securities in the Fund's portfolio. ALPS calculates the Fund's net asset value per common share by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the

Fund's other liabilities (including dividends payable and any borrowings) by the total number of common shares outstanding.

          For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

          Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASD or, in the case of securities not reported by the NASD or a comparable source, as the Board of Trustees deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

DISTRIBUTION POLICY

          The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

          Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested in additional common shares of the Fund. See "Dividend Reinvestment Plan."

          The level dividend distribution described above would result in the payment of approximately the same amount or percentage to the Fund's shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources if not solely from investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net income.

DIVIDEND REINVESTMENT PLAN

          Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the "Plan Administrator"), all dividends or other distributions (together, "Dividends" and each, a "Dividend") declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

          The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder's common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued common shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the net asset value per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the net asset value per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

          In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the net asset value per share, the average per share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the net asset value per share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

          The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

          In the case of the Fund's shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

          There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Federal Income Tax Matters." Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

          Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

          The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

          All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, at One Wall Street, New York, New York 10286 or by calling toll free (800) 432-8224.

 FEDERAL INCOME TAX MATTERS

          The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

          The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

          The Fund pays monthly distributions of investment company taxable income after payment of the Fund's operating expenses including interest on any outstanding borrowings. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the monthly distributions of investment company taxable income described above, it may be the case that any "level load" distributions would result in a return of capital to the shareholder of the Fund. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions. See "Distribution Policy" for a more complete description of such returns and the risks associated with them.

          Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (15%, or 0% for individuals in the

10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. In addition, without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. While certain income distributions to shareholders may qualify as qualified dividends, the Fund's objective is to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the "Taxes" section of the Fund's Statement of Additional Information for more information relating to qualified dividends.

          Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (i) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (ii) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and, if certain conditions are met, (iii) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

          The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

          Selling shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (0% for individuals in the 10% or 15% tax brackets). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

          An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders of the Fund, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2008, 28%).

          An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

          The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

          The Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

          If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

          The Fund invests in equity securities of MLPs that are expected to derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as "good income" for purposes of the income test referenced above. If the MLPs in which the Fund invests do not, however, qualify as qualified publicly traded partnerships under such rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such investments may not qualify as "good income" and, therefore, could adversely affect the Fund's status as a regulated investment company.

          The MLPs in which the Fund invests are expected to be treated as partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Furthermore, because the MLPs are expected to be treated as partnerships, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining its regulated investment company status and avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. As this discussion does not include a full discussion of the Fund's investment in MLPs and the character of the income in connection therewith, investors should consult their own tax advisors. Investors should also see the Statement of Additional Information.

          The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

          The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on October 27, 2006. The Fund's Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund holds annual meetings of its shareholders in compliance with the requirements of the NYSE.

Common Shares

          The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. As of June 30, 2007, there were 209,053,253.602 common shares outstanding. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund pays level dividend distributions each month to its shareholders after payment of fund operating expenses including interest on outstanding borrowings, if any. See "Distribution Policy." Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares are automatically reinvested for shareholders in additional common shares of the Fund. See "Dividend Reinvestment Plan." The 1940 Act or the terms of any borrowings may limit the payment of dividends to the holders of common shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

          The Fund has no present intention of offering additional common shares, except as described herein. Other offerings of its common shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders of the Fund or with the consent of a majority of the Fund's outstanding common shares.

          The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor's account. Common share certificates that have been issued to an investor may be returned at any time. The Fund's Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Credit Facility

          The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount not to exceed 33 1/3% of the Fund's total assets (inclusive of the amount borrowed). On July 11, 2007, the Fund entered into a definitive agreement between the Fund, Alpine Global Dynamic Dividend Fund and Alpine Global Premier Properties Fund (collectively, the "Alpine CEFs") and The Bank of New York Mellon ("BNY Mellon") that allows the Alpine CEFs to borrow against a secured line of credit from BNY Mellon an aggregate amount of up to $500,000,000. As of April 30, 2008, there was an unused balance of $264,810,000 available to the Alpine CEFs. During the six months ended April 30, 2008, the average borrowing by the Alpine CEFs was $94,246,794, with an average rate on borrowings of 3.03%. See "Effects of Leverage."

          The credit facility may, in the future, be replaced or refinanced by one or more credit facilities having substantially different terms. There can be no assurance that any future credit facility that the Fund may enter into will contain the terms and conditions representative of the foregoing, or that additional material terms will not apply.

Repurchase of Shares And Other Discount Measures

          Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of the Fund's shareholders for the Fund to take corrective actions. The Board of Trustees, in consultation with the Adviser, will review, at least annually, the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the net asset value of the common shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's common shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund's shareholders, the Board of Trustees, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

Preferred Shares

          The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares ("preferred shares"), having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. The Board of Trustees may, but has no current intention to, issue preferred shares.

          Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

          Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the common shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund's Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

          If the Fund were to issue preferred shares, it is expected that the Fund would seek a AAA/Aaa credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this prospectus.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

          The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of the Fund's shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.

          The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

          In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund's outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.

          The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of the Fund's shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

POTENTIAL CONVERSION TO OPEN-END FUND

          The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund's outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

PLAN OF DISTRIBUTION

          The Fund may offer its common shares offered under this prospectus using one or more of the following methods: (i) at-the-market offerings; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors.

          The Fund will bear the expenses of an offering under this prospectus, including but not limited to, the expenses of preparing the prospectus and Statement of Additional Information and the expense of counsel and auditors in connection with the offering.

          Pursuant to a requirement of the National Association of Securities Dealers, Inc., or NASD, the maximum commission or discount to be received by any NASD member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by us for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act of 1933, as amended.

           Distribution Through At-the-Market Offerings.    An at-the-market offering is an offering of common shares at other than a fixed price to or through a market maker. The Fund has entered into an Equity Distribution Agreement with                        (the "Distribution Agent"), a form of which has been filed as an exhibit to this Registration Statement of which this prospectus is a part. The summary of the Equity Distribution Agreement contained herein is qualified by reference to the Equity Distribution Agreement. Subject to the terms and conditions of the Equity Distribution Agreement, the Fund may from time to time offer its common shares through the Distribution Agent. The Fund's common shares will only be sold on such days as shall be agreed to by the Fund and the Distribution Agent.

          Common shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Distribution Agent. The Fund and the Distribution Agent will suspend the sale of common shares if the per share price of the shares is less than the minimum price. The Fund will compensate the Distribution Agent with respect to sales of the common shares at a commission rate of up to [            ]% of the gross sales price per share of common shares sold. Settlements of common share sales will occur on the third business day following the date of sale. In connection with the sale of the common shares on behalf of the Fund, the Distribution Agent may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of the Distribution Agent may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, the Distribution Agent will act as underwriter on a reasonable efforts basis. The offering of common shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all common shares subject thereto or (ii) termination of the Equity Distribution Agreement. The Fund and the Distribution Agent each have the right to terminate the Equity Distribution Agreement in its discretion at any time, upon ten days written notice. The Fund has agreed to indemnify the Distribution Agent against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

          The Fund currently intends to distribute the shares offered pursuant to this prospectus primarily through at-the-market offerings, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market offerings, the Fund will file a supplement to this prospectus describing such transactions.

           Distribution Through Underwriting Syndicates.    The Fund from time to time may issue additional common shares through a syndicated secondary offering. To limit the impact on the market price of the Fund's common shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, the Distribution Agent, one of the Fund's underwriters, and the underwriting syndicate. The Fund will offer its shares at a price equal to a specified discount of up to [            ]% from the closing market price of the Fund's common shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and the Distribution Agent in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to [            %] of the gross per share offering price. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund's latest net asset value per common share or (ii) [            %] of the closing market price of the Fund's common shares on the day prior to the offering date.

           Distribution Through Privately Negotiated Transactions.    The Fund, through the Distribution Agent, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of common shares. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell common shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of common shares, the purchase price to apply to any such sale of common shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per common shares of the Fund's common shares or (ii) at a discount ranging from [0% to 5%] of the average daily closing market price of the Fund's common shares at the close of business on the two business days preceding the date upon which common shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

          The principal business address of                        is                                                 .

 LEGAL MATTERS

          Certain legal matters in connection with the common shares will be passed upon for the Fund by Blank Rome LLP, New York, New York, and for                        by                         .

REPORTS TO SHAREHOLDERS

          The Fund sends its shareholders unaudited semi-annual and audited annual reports, including a list of investments held. In addition, the Fund posts the Fund's portfolio holdings for as of the end of each calendar quarter on the Fund's website.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Deloitte & Touche LLP is the independent registered public accounting firm for the Fund and audited the Fund's financial statements and financial highlights for the period ended October 31, 2007. Deloitte & Touche LLP is located at 555 East Wells Street, Milwaukee, Wisconsin, 53202.

ADDITIONAL INFORMATION

          The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[                        ]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

THE FUND'S PRIVACY POLICY

          The Fund collects non-public information about you from the following sources:

  •
  Information we receive about you on applications or other forms;

  •
  Information you give us orally; and

  •
  Information about your transactions with others or us.

          The Fund does not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. The Fund restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. The Fund also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Fund maintains physical, electronic and procedural safeguards to guard your non-public personal information.

          For more information about the Fund's privacy policies, call (800) 617-7616 (toll-free).

Alpine Total Dynamic Dividend Fund

[                        ] Shares
Common Shares of Beneficial Interest

P R O S P E C T U S , 2008

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

                    , 2008

Alpine Total Dynamic Dividend Fund
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

        This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of Alpine Total Dynamic Dividend Fund (the "Fund"), dated                                    , 2008, as it may be supplemented from time to time. Capitalized terms used but not defined in this SAI have the meanings given to them in the prospectus. In addition, the Fund's audited financial statements and financial highlights and the independent registered public accounting firm's report thereon, appearing in the Fund's annual shareholder report for the period ended October 31, 2007 and the financial statements and financial highlights appearing in the Fund's semi-annual shareholder report for the period ended April 30, 2008, are incorporated herein by reference.

        A copy of the prospectus may be obtained without charge by contacting your financial intermediary or calling the Fund at (800) 617-7616 (toll-free). The registration statement of which the prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may call the SEC at (202) 551-8090 for information on the operation of the Public Reference Room. The Fund's filings with the SEC are also available to the public on the SEC's Internet website at www.sec.gov and at the Fund's website www.alpinecef.com. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

FORWARD-LOOKING STATEMENTS

        This SAI contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as "anticipates," "believes," "expects," "objectives," "goals," "future," "intends," "seeks," "will," "may," "could," "should," and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

        The Fund's actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed "Risk Factors" in the Fund's prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the "Risk Factors" section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

1

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Other Investments

        The Fund's investment objectives, the types of investments that it makes and the investment strategies that it uses to achieve its objectives are described in the prospectus. The Fund invests at least 80% of its net assets (plus any amounts borrowed) in the equity securities of domestic and foreign companies that pay dividends. The following is a description of various investment policies in which the Fund may be engaged, whether as a primary or secondary strategy, and accompanying risks, as well as some additional investment restrictions. Under normal circumstances, the Fund will not invest more than 20% of its assets in these types of securities. The Adviser may, but is not required to, buy any of the following instruments.

Corporate Bonds and Other Debt Securities

        The Fund may invest in bonds and other types of debt obligations of domestic and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; municipal securities; or debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

        Subject to limitation the Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") in one of the four highest rating categories or, if not rated, have been determined to be of comparable quality to such rated securities by the Adviser. Non-investment grade debt securities (typically called "junk bonds") have received a rating from S&P or Moody's of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. The Fund may invest up to 5% of the value of its total assets in debt securities that are rated below A by Moody's or by S&P. The Fund may not invest in debt securities rated below Ccc by S&P or Caa by Moody's (or unrated debt securities determined to be of comparable quality by the Adviser). There are no limitations on the maturity of debt securities that may be purchased by the Fund.

        Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in non-investment grade security prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of non-investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of non-investment grade securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

        The secondary market on which non-investment grade securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the common shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. When secondary markets for non-investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on the Adviser's research and analysis when investing in non-investment grade securities. The Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

        In the event that a rating agency or the Adviser downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Adviser may consider such factors as Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of high quality debt securities.

Sovereign Debt Obligations

        The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging markets. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Derivative Instruments

        Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before than can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased over-the-counter options, and assets used as cover for written over-the-counter options, are illiquid. The ability to terminate over-the-counter derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

        Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

        If a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercises prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

Investment Restrictions

  Fundamental Policies

        The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

  (1)
  Borrow money, except as permitted by the 1940 Act. The Fund may borrow money for investment purposes, commonly referred to as leverage, and for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;

  (2)
  Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

  (3)
  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

  (4)
  Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

  (5)
  Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;

  (6)
  Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

  (7)
  Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

  (8)
  With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  Non-Fundamental Policies

        The Fund has adopted the following nonfundamental investment policies, which may be changed by the Board of Trustees without approval of the Fund's shareholders.

Investment for Purposes of Control or Management

        The Fund may not invest in companies for the purpose of exercising control or management.

Joint Trading

        The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Investing in Securities of Other Investment Companies

        The Fund may invest in securities of other investment companies that are exchange-traded funds. The Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company is owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws. The Fund may invest in the Alpine Municipal Money Market Fund pursuant to the conditions of Rule 12d1-1 of the 1940 Act permitting such investment so long as the Fund does not pay a sales charge or service fee in connection with the purchase, sale or redemption of the securities of the Alpine Municipal Money Market Fund.

Illiquid Securities

        The Fund may not invest more than 10% of its net assets in illiquid securities and other securities which are not readily marketable, excluding securities eligible for resale under Rule 144A of the 1933 Act which the Trustees have determined to be liquid.

Options

        The Fund may write, purchase or sell put or call options on foreign currencies, as discussed in the prospectus. The Fund may not write, purchase or sell put or call options on securities or stock indices.

Futures Contracts

        The Fund may not purchase financial futures contracts and related options except for "bona fide hedging" purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are "in-the-money," may not exceed 5% of the Fund's total assets.

        Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

        For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

MANAGEMENT

        The Board of Trustees of the Fund has the responsibility for the overall management of the Fund, including general supervision and review of the Fund's investment activities and its conformity with Delaware law and the policies of the Fund. The Board of Trustees elects the officers of the Fund, who are responsible for administering the Fund's day-to-day operations.

        The Trustees, including the Trustees who are not interested persons of the Fund, as that term is defined in the 1940 Act ("Independent Trustees"), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each Trustee and Officer is 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577.

Independent Trustees*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (80)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Trustee, each of the Alpine Trusts.*
H. Guy Leibler (54)	Independent Trustee	Private investor, since 2007; Vice Chair and Chief Operating Officer of L&L Acquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2003).	13	Chairman, White Plains Hospital Center; Dressage for Kids; Trustee, each of the Alpine Trusts.*
Jeffrey E. Wacksman (48)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	13
Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi
Icebergs Inc. (Women's
Sportswear); Director, MH
				Properties, Inc.; Trustee, each of the Alpine Trusts.*

*
The Independent Trustees identified in this SAI are the members of the Board of Trustees for each of the Fund, Alpine Series Trust, Alpine Equity Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund and Alpine Global Premier Properties Fund (collectively, the "Alpine Trusts").

**
Alpine Woods Capital Investors, LLC manages thirteen portfolios within the six investment companies that comprise the Alpine Trusts. Each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust is registered as an open-end management investment company. Each of the Alpine Global Dynamic Dividend Fund and Alpine Global Premier Properties Fund is registered as a closed-end management investment company. The Trustees oversee each of the thirteen portfolios within the six Alpine Trusts.

Interested Trustee

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (51)	Interested Trustee and President	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	13	Trustee, each of the investment companies comprising the Alpine Trusts.*

*
Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**
Alpine Woods Capital Investors, LLC manages thirteen portfolios within the six investment companies that comprise the Alpine Trusts. Each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust is registered as an open-end management investment company. Each of the Alpine Global Dynamic Dividend Fund and Alpine Global Premier Properties Fund is registered as a closed-end management investment company. The Trustees oversee each of the thirteen portfolios within the six Alpine Trusts.

        In addition to Mr. Samuel A. Lieber, the table below identifies the Fund's executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Directorships Held by Officer
Stephen A. Lieber (83)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None
Sheldon R. Flamm (60)	Vice President/ Treasurer/ Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None
Oliver Sun (43)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*
Stephen A. Lieber is the father of Samuel A. Lieber.

**
Alpine Woods Capital Investors, LLC manages thirteen portfolios within the six investment companies that comprise the Alpine Trusts. Each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust is registered as an open-end management investment company. Each of the Alpine Global Dynamic Dividend Fund and Alpine Global Premier Properties Fund is registered as a closed-end management investment company. The Trustees oversee each of the thirteen portfolios within the six Alpine Trusts.

Board Committees

        The Board has three standing committees as described below:

Members	Description of Functions	Meetings
Audit Committee
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin	Responsible for advising the full Board with respect to accounting, auditing, ethics and financial matters affecting the Fund.	The audit committee meets at least quarterly. During the fiscal year ended October 31, 2007, the audit committee met four times.
Valuation Committee
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin	Responsible for (i) monitoring the valuation of Fund securities and other investments; and (ii) as required, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.	The valuation committee meets as deemed necessary. During the fiscal year ended October 31, 2007, the valuation committee did not formally meet.
Nominating & Corporate Governance Committee
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Committee does not consider shareholder nominees. Also responsible for corporate governance compliance, including NYSE and SEC rules.	The nominating committee meets as deemed necessary. During the fiscal year ended October 31, 2007, the nominating committee did not formally meet.

        The Board may from time to time establish additional committees as deemed in the best interest of the Fund, including a pricing committee responsible for pricing the common shares for purposes of the initial offering.

Trustee Ownership of Fund Shares; Control Person

        To the knowledge of the Fund's management, before the close of business on January 24, 2008, the following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
First Clearing LLC 901 East Byrd Street, 12th Floor Mail Code WS2491 Richmond, VA 23219	51,868,877	25.10%	Beneficial
Citigroup Global Markets 399 Park Avenue New York, NY 10022	48,489,115	23.46%	Beneficial
A.G. Edwards One North Jefferson Street St. Louis, MO 63103	21,401,199	10.36%	Beneficial

        Set forth below is the dollar range of equity securities beneficially owned by each Trustee of the equity securities in all registered investment companies overseen by the Trustee in the family of investment companies as of December 31, 2007:

Amount Invested Key

  A.
  $1-$10,000

  B.
  $10,001-$50,000

  C.
  $50,001-$100,000

  D.
  over $100,000

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Jeffrey E. Wacksman	C	D
Laurence B. Ashkin	None	D
H. Guy Leibler	B	B
Interested Trustee
Samuel A. Lieber	D	D

*
Includes holdings of each series of Alpine Global Dynamic Dividend Fund, Alpine Global Premier Properties Fund, Alpine Equity Trust, (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund) and each series of Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund) and each series of Alpine Series Trust (Alpine Dynamic Dividend Fund, Alpine Dynamic Balance

  Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund and Alpine Dynamic Transformations Fund).

        As of December 31, 2007, to the Fund's knowledge, no noninterested Trustee (or any of their immediate family members) owned beneficially or of record any class of securities of the Adviser or principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

        Other than as set forth in the foregoing table, during the calendar years ended December 31, 2006 and December 31, 2007, none of the Independent Trustees (or their immediate family members) had:

  1.
  Any direct or indirect interest in the Adviser or principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund;

  2.
  Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above; or

  3.
  Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above.

        During the calendar years ended December 31, 2006 and December 31, 2007, no officer of the Adviser or the principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Compensation

        The Fund pays no salaries or compensation to any of its interested Trustees or officers. The Independent Trustees of the Fund receive an annual retainer of $16,000. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees or committee meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

        Set forth below for each of the Trustees and the three highest paid officers of the Fund is the aggregate compensation (including expenses) estimated to be paid in the future to each such Trustee or officer by the Fund.

Name	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees**
Laurence B. Ashkin	$16,000	$0	$0	$48,000
H. Guy Leibler	$16,000	$0	$0	$48,000
Jeffrey E. Wacksman	$16,000	$0	$0	$48,000
Samuel A. Lieber	$0	$0	$0	$0
Stephen A. Lieber	$0	$0	$0	$0
Sheldon R. Flamm***	$75,000	$0	$0	$150,000
Oliver Sun	$0	$0	$0	$0

*
The amounts set forth in column 2 represent the actual annual compensation paid by the Fund for the period January 26, 2007 (commencement of the Fund's investment operations) through October 31, 2007.

**
The amounts set forth in column 5 represent the actual annual aggregate compensation paid by the Fund Complex for the fiscal year ended October 31, 2007. The Fund Complex is currently comprised of six separate registrants consisting of thirteen portfolios.

***
For serving as the Fund's Chief Compliance Officer, a portion of Mr. Flamm's salary was allocated to and paid for by the Fund, for the period January 26, 2007 (commencement of the Fund's investment operations) through October 31, 2007, based on the Fund's assets.

CODE OF ETHICS

        The Adviser and the Fund have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204 of the Investment Advisers Act. The Code of Ethics applies to the personal investing activities of the Trustees, officers and certain employees of the Fund or the Adviser ("Access Persons"), as applicable. Rule 17j-1 and the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Code of Ethics is included as an exhibit to the Fund's registration statement which is on file with the SEC and available as described on the cover page of this SAI. The Code of Ethics permits Access Persons to purchase shares of the Fund, the Alpine Global Dynamic Dividend Fund and the Alpine Global Premier Properties Fund, subject to the preclearance by the Chief Compliance Officer.

PROXY VOTING PROCEDURES

        The Fund has delegated the voting of proxies with respect to securities owned by it to the Adviser, and the Adviser will vote proxies in a manner that it deems to be in the best interests of the Fund. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of the Adviser believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Fund, the proxy will be referred to the Adviser's Compliance Committee for a determination of how such proxy should be voted.

Policies of the Adviser

        It is the Adviser's policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

        The Adviser's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the Adviser's interests and the Fund's interests, the Adviser will take one of the following steps to resolve the conflict:

  1.
  If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;

  2.
  If the Adviser believes it is in the Fund's best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Board of Trustees and obtain its consent to the proposed vote prior to voting the securities;

  3.
  The Board of Trustees, on behalf of theFund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party's recommendations as long as they are received on a timely basis. If the third party's recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

        The actual voting records relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free (800) 617-7616 or in the Fund's reports to be filed with the SEC and available on the SEC's website at www.sec.gov and on the Fund's website, www.alpinecef.com. In addition, a copy of the Fund's proxy voting policies and procedures is available on the Fund's website, www.alpinecef.com, and by calling (800) 617-7616 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

        The management of the Fund is supervised by the Trustees. Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) is the Adviser and provides investment advisory services to the Fund pursuant to investment advisory agreement entered into with the Fund (an "Investment Advisory Agreement").

        The Adviser, located at 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577, is a Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Fund) and other advisory clients. The sole member and controlling person of the Adviser is Mr. Samuel A. Lieber. Mr. Lieber is the Interested Trustee and President of the Fund. Mr. Lieber was previously associated with Evergreen Asset Management Corp., the former investment adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, and was primarily responsible for investment advisory services provided to those funds.

        The Investment Advisory Agreement was approved in person by the Trustees, including a majority of the Independent Trustees, and its initial shareholder on December 18, 2006. The Investment Advisory Agreement has an initial term of two years. The Investment Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

        Under the Investment Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Fund's portfolio of investments. In addition, the Adviser provides office facilities to the Fund and performs a variety of administrative services. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders' meetings and reports to shareholders.

        The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

        The Investment Advisory Agreement is terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of the Fund's outstanding shares, by a vote of a majority of the Trustees of the Fund or by the Adviser. The Investment Advisory Agreement provides that it will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

Approval of the Investment Advisory Agreement

        A discussion regarding the basis for the approval of the Fund's Investment Advisory Agreement by the Board is available in the Fund's semi-annual report to shareholders for the period ended April 30, 2007.

Administrative Services

        Under the Administration Agreement, ALPS Fund Services, Inc. is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund, subject to the supervision of the Board of Trustees. ALPS furnishes to the Fund all office facilities, equipment and personnel for administration of the Fund. ALPS compensates all ALPS personnel who perform administrative services for the Fund. ALPS administrative services include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

        Information regarding the Fund's custodian and independent registered public accounting firm is described in the prospectus.

PORTFOLIO MANAGERS

        Mr. Stephen A. Lieber and Mr. Samuel A. Lieber are respectively the Chief Investment Officer and Chief Executive Officer of the Adviser and generally consult each portfolio manager with respect to investment decisions for the Fund. The following tables show the number of other accounts managed by Messrs. Lieber and the total assets in the accounts managed within various categories as of October 31, 2007.

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Stephen A. Lieber
Registered Investment Companies	2	140.5	0	0
Other Pooled Investments	3	200.8	3	200.8
Other Accounts	324	503.0	0	0
Samuel A. Lieber
Registered Investment Companies	5	4,743.6	0	0
Other Pooled Investments	2	173.9	2	173.9
Other Accounts	4	53.1	0	0

        Ms. Jill K. Evans and Mr. Kevin Shacknofsky are the portfolio managers responsible for the day-to-day management of the Fund (the "Portfolio Managers"). The following tables show the number of other accounts managed by Ms. Evans and Mr. Shacknofsky and the total assets in the accounts managed within various categories, as of October 31, 2007.

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Jill K. Evans
Registered Investment Companies	3	7,557.1	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	11.0	0	0
Kevin Shacknofsky
Registered Investment Companies	3	7,557.1	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	11.0	0	0

Conflicts of Interest

        Conflicts of interest may arise because the Fund's Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

         Limited Resources.    The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

         Limited Investment Opportunities.    Other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See "Portfolio Managers" above.

         Different Investment Strategies.    The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

         Variation in Compensation.    A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers' performance record or to otherwise benefit the Portfolio Managers.

         Selection of Brokers.    The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. See "Allocation of Brokerage." In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers' decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

        Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser's trade allocation policy. See "Investment Advisory and Other Services" above.

Compensation.

        The Portfolio Managers' compensation is comprised of a fixed salary amount which is not based on the value of the assets in the Fund's portfolio. Annually, the Adviser may calculate bonus compensation to be paid to each Portfolio Manager as a percentage of salary based in large part on the Fund's after-tax performance and that of each of the other investment companies managed by the Portfolio Manager in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

Securities Owned in the Fund by Portfolio Managers.

        Set forth below is the dollar range of equity securities of the Fund beneficially owned by each Portfolio Manager as of October 31, 2007:

Amount Invested Key

  A.
  $1-$10,000

  B.
  $10,001-$50,000

  C.
  $50,001-$100,000

  D.
  over $100,000

Name	Dollar Range of Fund Shares Owned
Stephen A. Lieber	D
Samuel A. Lieber	D
Jill K. Evans	B
Kevin Shacknofsky	B

ALLOCATION OF BROKERAGE

        Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the Fund occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions are generally placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

        Most purchase and sale transactions involving fixed income securities are with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers normally reflect the spread between the bid and ask price.

        The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

        In seeking to implement the Fund's policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce their expenses.

        Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule adopted by the Financial Industry Regulatory Authority ("FINRA," successor to the National Association of Securities Dealers, Inc.), which provides that no firm which is a member of the FINRA shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

        The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

        Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

DETERMINATION OF NET ASSET VALUE

        The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the "NYSE") is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund's net asset value per common share is determined by ALPS, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

        The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Determining fair value involves subjective judgments. It is possible that the fair value determined for a security may differ materially from the value to be realized upon a sale.

        The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share is also affected by fair value pricing decisions and by changes in the market for such debt securities. The Fund has adopted Fair Valuation Procedures to determine the fair value of a debt security. These Fair Valuation Procedures consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt security and the market environment and investor attitudes towards the debt security and interests in similar debt securities; and (v) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Valuation Committee and the Fund's Trustees.

        Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

        All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

        Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which are not reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund are valued in U.S. dollars; such values are computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

Portfolio Turnover

        The Fund's portfolio is actively managed. For the period January 26, 2007 (commencement of the Fund's investment operations) through October 31, 2007, the Fund's portfolio turnover rate was 148%. For the six month period ended April 30, 2008, the Fund's portfolio turnover rate was 188%. Variations in turnover rate may be due to market conditions or the dynamic nature of the Adviser's investment strategy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

 TAXES

        The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of the Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

        The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities (or options or futures with respect to stock or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

        In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

        If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividends" in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

        Distributions from the Fund, except in the case of distributions of qualified dividend income or Capital Gain Dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

        If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

        Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a "qualified foreign corporation" means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A "qualified foreign corporation" does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company" (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

        A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 35%.

        The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

        We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

        The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

        Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

        Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the "IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

        If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

        If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

        The 90% gross income test with respect to income of a RIC includes net income derived from an interest in certain "qualified publicly traded partnerships" which are also commonly referred to as "master limited partnerships" ("MLPs"). The asset diversification test of a RIC includes a limitation on the investment by a RIC in certain qualified MLP interests. A RIC may invest in a qualified MLP regardless of the types of business the MLP operates. Passive losses from an investment in a qualified MLP may not be used by a RIC to offset any income other than income from the same MLP and any deductions passed through by the MLP may not be used by a RIC to offset income from other sources.

        The Fund may invest in equity securities of MLPs that are expected to derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as "good income" for purposes of the income test referenced above. If the MLPs in which the Fund invests do not, however, qualify as qualified publicly traded partnerships under such rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such investments may not qualify as "good income" and, therefore, could adversely affect the Fund's status as a RIC.

        The MLPs in which the Fund may invest are expected to be treated as partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Furthermore, because the MLPs are expected to be treated as partnerships, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. As this discussion does not include a full discussion of the Fund's investment in MLPs and the character of the income in connection therewith, investors should consult their own tax advisors.

        The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 0% for individuals in the 10% or 15% rate brackets). Without further Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

        Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund pursuant to the reinvestment privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

        Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

        Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding tax on distributions and redemption proceeds at a rate, as of the date of this SAI, of 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

        The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

State And Local Taxes

        Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

FINANCIAL STATEMENTS

        The Fund's audited financial statements and financial highlights and the independent registered public accounting firm's report thereon, appearing in the Fund's annual shareholder report for the period ended October 31, 2007 and the financial statements and financial highlights appearing in the Fund's semi-annual shareholder report for the period ended April 30, 2008, are incorporated herein by reference. The Fund's annual and semi-annual shareholder reports may be obtained without charge as described on the cover page of this SAI.

 OTHER INFORMATION

        The Fund is an organization of the type commonly known as a "Delaware statutory trust." Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

        The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

        The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. Information about anti-takeover provisions in the Declaration of Trust is discussed in the prospectus under "Anti-Takeover Provisions in the Declaration of Trust."

        The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP is the independent registered public accounting firm for the Fund and provides audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)
Financial Statements (included in Part A):

    Financial Highlights for the periods January 26, 2007- October 31, 2007 (audited) and the six months ended April 30, 2008 (unaudited).

  Financial Statements (included in Part B):

    Financial statements and financial highlights are incorporated into Part B by reference to the Registrant's October 31, 2007 annual shareholder report (audited) and by reference to the Registrant's April 30, 2008 semi-annual shareholder report (unaudited).

(2)
Exhibits

(a)(i)	Certificate of Trust**
(a)(ii)	Agreement and Declaration of Trust**
(b)	Bylaws**
(c)	Not applicable
(d)	Form of Share Certificate***
(e)	Dividend Reinvestment Plan***
(f)	Not applicable
(g)	Investment Advisory Agreement***
(h)(i)	Form of Equity Distribution Agreement****
(i)	Not applicable
(j)	Custody Agreement****
(k)(i)	Stock Transfer Agency Agreement****
(k)(ii)	Marketing, Administration, Bookkeeping and Pricing Services Agreement****
(l)	Opinion and Consent of Blank Rome LLP****
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Initial Subscription Agreement***
(q)	Not applicable
(r)	Joint Code of Ethics of the Fund, the Adviser and Others***

*
Filed herewith.

**
Previously filed as an exhibit, incorporated herein by reference to the Registrant's Registration Statement filed on Form N-2 (File No. 333-138664) as filed on November 13, 2006.

***
Previously filed as an exhibit, incorporated herein by reference to the Registrant's Registration Statement filed on Form N-2 (File No. 333-138664) as filed on January 22, 2007.

****
To be filed by amendment.

Item 26. Marketing Arrangements

        See Form of Equity Distribution Agreement, to be filed by amendment as Exhibit 2(h)(i).

Item 27. Other Expenses of Issuance and Distribution

        The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
FINRA Fees
NYSE Fees
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous Expenses

Total	$

Item 28. Persons Controlled by or Under Common Control With Registrant

        None.

Item 29. Number of Holders of Securities

        Set forth below is the number of record holders as of June 30, 2008 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	169,445

Item 30. Indemnification

        Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

  4.1
  No Personal Liability of Shareholders, Trustees, etc.

        No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

  4.2
  Mandatory Indemnification.

        (a)   The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

        (b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

        (c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

        (d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

        (e)   Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  4.3
  No Duty of Investigation; Notice in Trust Instruments, etc.

        No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

  4.4
  Reliance on Experts, etc.

        Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Adviser

        Alpine Woods Capital Investors, LLC serves as investment adviser to the Registrant and also serves as adviser to unregistered funds, institutions and high net worth individuals. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each member or executive officer of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled "Management of the Fund—Investment Adviser."

Item 32. Location of Accounts and Records

        All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant's administrator, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 33. Management Services

        Not applicable.

Item 34. Undertakings

  1.
  The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

  2.
  Not applicable.

  3.
  Not applicable.

  4.
  The Registrant undertakes:

  (a)
  to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the 1933 Act;

  (ii)
  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b)
  that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (d)
  that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (e)
  that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

  5.
  The Registrant undertakes that:

  (a)
  for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

  (b)
  for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  6.
  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

        Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Purchase, and the State of New York, on the 28th day of July, 2008.

ALPINE TOTAL DYNAMIC DIVIDEND FUND
By:	/s/ SAMUEL A. LIEBER Name: Samuel A. Lieber Title: President and Principal Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ SAMUEL A. LIEBER Samuel A. Lieber		Principal Executive Officer and President and Initial Trustee	July 28, 2008
/s/ SHELDON R. FLAMM Sheldon R. Flamm		Principal Financial and Accounting Officer, Vice President, Treasurer and Chief Compliance Officer	July 28, 2008
/s/ * Laurence B. Ashkin		Trustee	July 28, 2008
/s/ * H. Guy Leibler		Trustee	July 28, 2008
/s/ * Jeffrey E. Wacksman		Trustee	July 28, 2008
*By:	/s/ SAMUEL A. LIEBER Samuel A. Lieber as Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
2(n)	Consent of Independent Registered Public Accounting Firm